AFL-CIO Housing Investment Trust Video Transcript (80 seconds)

Caption: NABTU 2023 Legislative Conference, Remarks by Senator Tammy Baldwin

U.S. Senator Tammy Baldwin (D-WI): Additionally, after of lifetime of hard work, workers deserve the dignity and security that their retirement savings will be there in full when they need them. Retirement savings are not to be gambled with but rather invested judiciously and smartly. And to me what is a better investment than in union workers and their products? Let me tell you what I mean. Wisconsin has been leading the country in innovative ways to support union workers and union workers’ pensions. The Couture high-rise apartment building in downtown Milwaukee was financed by the AFL-CIO Housing Investment Trust, which is mostly made up of NABTU plan participants. This real estate investment will generate returns for your pensions while supporting career apprenticeship opportunities. I really hope this model can serve as a blueprint for future investments made by union pension funds.

(Applause)

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AFL-CIO Housing Investment Trust

Competitive Returns | Union Construction Jobs | Housing Finance

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.